                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1999, (99-1), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 16, 1999 to November 15, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of November, 1999.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            ----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                               CUSIP NO. #393505-S60, S78, S86,
                                                             S94, T28, T36, T44
                                                      TRUST ACCOUNT  #3337268-0
                                                      REMITTANCE DATE  12/01/99

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------       ------------
CLASS A CERTIFICATES
--------------------

  (1a)  Amount available (including Monthly Servicing Fee)                             8,730,297.82
                                                                                     --------------
   (b)  Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                         0.00
                                                                                     --------------
   (c)  Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                                8,730,297.82
                                                                                     --------------
   (d)  Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                      0.00
                                                                                     --------------
A.   Interest

   (2)  Aggregate interest

        a. Class A-1 Remittance Rate (4.95938%)                                            4.95938%
                                                                                     --------------
        b. Class A-1 Interest                                                                  0.00         0.00000000
                                                                                     --------------       ------------
        c. Class A-2 Remittance Rate (5.43%)                                                  5.43%
                                                                                     --------------
        d. Class A-2 Interest                                                            307,972.29         4.38082916
                                                                                     --------------       ------------
        e. Class A-3 Remittance Rate (5.61%)                                                  5.61%
                                                                                     --------------
        f. Class A-3 Interest                                                            626,450.00         4.67500000
                                                                                     --------------       ------------
        g. Class A-4 Remittance Rate (5.76%)                                                  5.76%
                                                                                     --------------
        h. Class A-4 Interest                                                            499,200.00         4.80000000
                                                                                     --------------       ------------
        i. Class A-5 Remittance Rate (6.11%)                                                  6.11%
                                                                                     --------------
        j. Class A-5 Interest                                                            509,166.67         5.09166670
                                                                                     --------------       ------------
        k. Class A-6 Remittance Rate (6.37%)                                                  6.37%
                                                                                     --------------
        l. Class A-6 Interest                                                            230,912.50         5.30833333
                                                                                     --------------       ------------
        m. Class A-7 Remittance Rate 6.56%, (unless
           the Weighted Average Contract Rate is
           less than 6.56%)                                                                   6.56%
                                                                                     --------------
        n. Class A-7 Interest                                                            569,900.00         5.46666667
                                                                                     --------------       ------------
   (3)  Amount applied to:

        a. Unpaid Class A Interest Shortfall                                                   0.00                  0
                                                                                     --------------       ------------
   (4)  Remaining:

        a. Unpaid Class A Interest Shortfall                                                   0.00                  0
                                                                                     --------------       ------------
B.   Principal

   (5)  Formula Principal Distribution  Amount                                         4,122,158.42                N/A
                                                                                     --------------       ------------
        a. Scheduled Principal                                                           878,987.03                N/A
                                                                                     --------------       ------------
        b. Principal Prepayments                                                       2,683,573.57                N/A
                                                                                     --------------       ------------
        c. Liquidated Contracts                                                          518,127.24                N/A
                                                                                     --------------       ------------
        d. Repurchases                                                                         0.00                N/A
                                                                                     --------------       ------------
        e. Current Month Advanced Principal                                            1,104,205.37                N/A
                                                                                     --------------       ------------
        f. Prior Month Advanced Principal                                             (1,062,734.79)               N/A
                                                                                     --------------       ------------
   (6)  Pool Scheduled Principal Balance                                             664,542,221.57
                                                                                     --------------
  (6b)  Adjusted Pool Principal Balance                                              663,438,016.20       947.76859457
                                                                                     --------------       ------------
  (6c)  Pool Factor                                                                      0.94776859
                                                                                     --------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                                CUSIP NO.#393505-S60, S78, S86,
                                                             S94, T28, T36, T44
                                                      TRUST ACCOUNT  #3337268-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 2


   (7)  Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                               0.00
                                                                                     --------------
   (8)  Class A Percentage for such Remittance Date                                          91.61%
                                                                                     --------------
   (9)  Class A Percentage for the following Remittance Date                                 91.56%
                                                                                     --------------
  (10)  Class A  Principal Distribution:

        a. Class A-1                                                                           0.00         0.00000000
                                                                                     --------------       ------------
        b. Class A-2                                                                   4,122,158.42        58.63667738
                                                                                     --------------       ------------
        c. Class A-3                                                                           0.00         0.00000000
                                                                                     --------------       ------------
        d. Class A-4                                                                           0.00         0.00000000
                                                                                     --------------       ------------
        e. Class A-5                                                                           0.00         0.00000000
                                                                                     --------------       ------------
        g. Class A-6                                                                           0.00         0.00000000
                                                                                     --------------       ------------
        h. Class A-7                                                                           0.00         0.00000000
                                                                                     --------------       ------------
  (11)  Class A-1 Principal Balance                                                            0.00         0.00000000
                                                                                     --------------       ------------
 (11a)  Class A-1 Pool Factor                                                            0.00000000
                                                                                     --------------
  (12)  Class A-2 Principal Balance                                                   63,938,016.20        909.5023642
                                                                                     --------------       ------------
 (12a)  Class A-2 Pool Factor                                                            0.90950236
                                                                                     --------------
  (13)  Class A-3 Principal Balance                                                  134,000,000.00       1000.0000000
                                                                                     --------------       ------------
 (13a)  Class A-3 Pool Factor                                                            1.00000000
                                                                                     --------------
  (14)  Class A-4 Principal Balance                                                  104,000,000.00       1000.0000000
                                                                                     --------------       ------------
 (14a)  Class A-4 Pool Factor                                                            1.00000000
                                                                                     --------------
  (15)  Class A-5 Principal Balance                                                  100,000,000.00       1000.0000000
                                                                                     --------------       ------------
 (15a)  Class A-5 Pool Factor                                                            1.00000000
                                                                                     --------------
  (16)  Class A-6 Principal Balance                                                   43,500,000.00       1000.0000000
                                                                                     --------------       ------------
 (16a)  Class A-6 Pool Factor                                                            1.00000000
                                                                                     --------------
  (17)  Class A-7 Principal Balance                                                  104,250,000.00       1000.0000000
                                                                                     --------------       ------------
 (17a)  Class A-7 Pool Factor                                                            1.00000000
                                                                                     --------------
  (19)  Unpaid Class A Principal Shortfall
        (if any) following current Remittance Date                                             0.00
                                                                                     --------------
C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

        (20)  31-59 days                                                               6,097,067.54                158
                                                                                     --------------       ------------
        (21)  60 days or more                                                          8,432,183.77                213
                                                                                     --------------       ------------
        (22)  Current Month Repossessions                                              2,438,397.89                 60
                                                                                     --------------       ------------
        (23)  Repossession Inventory                                                   5,422,009.75                145
                                                                                     --------------       ------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                                CUSIP NO.#393505-S60, S78, S86,
                                                             S94, T28, T36, T44
                                                      TRUST ACCOUNT  #3337268-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 3


Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in March 2003.)

(24) Average Sixty - Day Delinquency Ratio Test

        (a) Sixty - Day Delinquency Ratio for current Remittance Date                                             2.08%
                                                                                                          -------------

        (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 4.5%)                                                                                  1.81%
                                                                                                          -------------

(25) Average Thirty - Day Delinquency Ratio  Test

        (a) Thirty - Day Delinquency Ratio for current Remittance Date                                            3.00%
                                                                                                          -------------

        (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
            may not exceed 6.0%)                                                                                  2.25%
                                                                                                          -------------

(26) Cumulative Realized Losses Test

        (a) Cumulative Realized Losses for  current Remittance Date
            (as a percentage of Cut-off Date Pool Principal Balance;
            may not exceed 5.5% from August 1, 2001 to July 31, 2002;
            6.5% from August 1 2002 to July 31, 2003; 8.5% from August 1,
            2003, to July 31, 2004 and 9.5% thereafter)                                                            0.09
                                                                                                          -------------

(27) Current Realized Losses Test

        (a) Current Realized Losses for current Remittance Date                                              218,983.38
                                                                                                          -------------

        (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
            preceding Remittance and for current Remittance Date;
            may not exceed 2.75%)                                                                                 0.28%
                                                                                                          -------------

(28) Class M-1 Principal Balance Test

        (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
            (before distributions on current Remittance Date) divided by
            Pool Scheduled Principal Balance as of preceding Remittance Date
            is greater than 24.375%                                                                              13.89%
                                                                                                          -------------

(29) Class M-2 Principal Balance Test

        (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
            (before distributions on current Remittance Date) divided by
            Pool Scheduled Principal Balance as of preceding Remittance Date
            is greater than 16.50%                                                                               11.53%
                                                                                                          -------------

(30) Class B Principal Balance Test

        (a) Class B Principal Balance (before any distributions on current
            Remittance Date) as of such Remittance date is greater than $14,000,000.00                    56,000,000.00
                                                                                                          -------------

        (b) Class B Principal Balance (before distributions on current
            Remittance Date) divided by pool Scheduled Principal Balance
            as of preceding Remittance Date is equal to or greater than 12%.                                      8.39%
                                                                                                          -------------


                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-T51, T69, T77, T85
                                                      TRUST ACCOUNT  #3337268-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 4

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------       ------------
CLASS M-1 CERTIFICATES
----------------------

  (31)  Amount available (including Monthly Servicing Fee)                            1,864,537.94
                                                                                     -------------
A.   Interest

  (32)  Aggregate interest

        (a) Class M-1 Remittance Rate 6.56%, unless the
            Weighted Average Contract Rate is less than 6.56%)                               6.56%
                                                                                     -------------
        (b) Class M-1 Interest                                                          200,900.00           5.46666667
                                                                                     -------------        -------------
        (c) Interest on Class M-1 Adjusted Principal Balance                                  0.00
                                                                                     -------------
  (33)  Amount applied to Class M-1 Interest Deficiency Amount                                0.00
                                                                                     -------------
  (34)  Remaining unpaid Class M-1 Interest Deficiency Amount                                 0.00
                                                                                     -------------
  (35)  Amount applied to:

        a. Unpaid Class M-1 Interest Shortfall                                                0.00                    0
                                                                                     -------------        -------------
  (36) Remaining:

        a. Unpaid Class M-1 Interest Shortfall                                                0.00                    0
                                                                                     -------------        -------------
B.   Principal

  (37)  Formula Principal Distribution  Amount                                                0.00                  N/A
                                                                                     -------------        -------------
        a. Scheduled Principal                                                                0.00                  N/A
                                                                                     -------------        -------------
        b. Principal Prepayments                                                              0.00                  N/A
                                                                                     -------------        -------------
        c. Liquidated Contracts                                                               0.00                  N/A
                                                                                     -------------        -------------
        d. Repurchases                                                                        0.00                  N/A
                                                                                     -------------        -------------
  (38)  Class M-1 Principal Balance                                                  36,750,000.00        1000.00000000
                                                                                     -------------        -------------
 (38a)  Class M-1 Pool Factor                                                           1.00000000
                                                                                     -------------
  (39)  Class M-1 Percentage for such Remittance Date                                        0.00%
                                                                                     -------------
  (40)  Class M-1  Principal Distribution:

        a. Class M-1 (current)                                                                0.00           0.00000000
                                                                                     -------------        -------------
        b. Unpaid Class M-1 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
  (41)  Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                            0.00
                                                                                     -------------
  (42)  Class M-1 Percentage for the following Remittance Date                               0.00%
                                                                                     -------------
  (43)  Class M-1 Liquidation Loss Interest

        (a) Class M-1 Liquidation Loss Amount                                                 0.00
                                                                                     -------------
        (b) Amount applied to Class M-1
            Liquidation Loss Interest Amount                                                  0.00
                                                                                     -------------
        (c) Remaining Class M-1 Liquidation Loss
            Interest Amount                                                                   0.00
                                                                                     -------------
        (d) Amount applied to Unpaid Class M-1
            Loss Interest Shortfall                                                           0.00
                                                                                     -------------
        (e) Remaining Unpaid Class M-1
            Liquidation Loss Interest Shortfalls                                              0.00
                                                                                     -------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-T51, T69, T77, T85
                                                      TRUST ACCOUNT  #3337268-0
                                                      REMITTANCE DATE  12/01/99
                                    Page 5

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------       ------------
CLASS M-2 CERTIFICATES
----------------------

  (44) Amount available (including Monthly Servicing Fee)                             1,663,637.94
                                                                                     -------------
A.   Interest

  (45)  Aggregate interest

        (a) Class M-2 Remittance Rate 7.34%, unless the
            Weighted Average Contract Rate is less than 7.34%)                               7.34%
                                                                                     -------------
        (b) Class M-2 Interest                                                          128,450.00           6.11666667
                                                                                     -------------        -------------
        (c) Interest on Class M-2 Adjusted Principal Balance                                  0.00
                                                                                     -------------
  (46)  Amount applied to Class M-2 Interest Deficiency Amount                                0.00
                                                                                     -------------

  (47)  Remaining unpaid Class M-2 Interest Deficiency Amount                                 0.00
                                                                                     -------------
  (48)  Amount applied to:

        a. Unpaid Class M-2 Interest Shortfall                                                0.00                    0
                                                                                     -------------        -------------
  (49) Remaining:

        a. Unpaid Class M-2 Interest Shortfall                                                0.00                    0
                                                                                     -------------        -------------
B.   Principal

  (50)  Formula Principal Distribution  Amount                                                0.00                  N/A
                                                                                     -------------        -------------
        a. Scheduled Principal                                                                0.00                  N/A
                                                                                     -------------        -------------
        b. Principal Prepayments                                                              0.00                  N/A
                                                                                     -------------        -------------
        c. Liquidated Contracts                                                               0.00                  N/A
                                                                                     -------------        -------------
        d. Repurchases                                                                        0.00                  N/A
                                                                                     -------------        -------------
  (51)  Class M-2 Principal Balance                                                  21,000,000.00        1000.00000000
                                                                                     -------------        -------------
 (51a)  Class M-2 Pool Factor                                                           1.00000000
                                                                                     -------------
  (52)  Class M-2 Percentage for such Remittance Date                                        0.00%
                                                                                     -------------
  (53)  Class M-2  Principal Distribution:

        a. Class M-2 (current)                                                                0.00           0.00000000
                                                                                     -------------        -------------
        b. Unpaid Class M-2 Principal Shortfall
           (if any) following prior Remittance Date                                           0.00
                                                                                     -------------
  (54)  Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                            0.00
                                                                                     -------------
  (55)  Class M-2 Percentage for the following Remittance Date                               0.00%
                                                                                     -------------
  (56)  Class M-2 Liquidation Loss Interest

        (a) Class M-2 Liquidation Loss Amount                                                 0.00
                                                                                     -------------
        (b) Amount applied to Class M-2
            Liquidation Loss Interest Amount                                                  0.00
                                                                                     -------------
        (c) Remaining Class M-2 Liquidation Loss
            Interest Amount                                                                   0.00
                                                                                     -------------
        (d) Amount applied to Unpaid Class M-2
            Loss Interest Shortfall                                                           0.00
                                                                                     -------------
        (e) Remaining Unpaid Class M-2
            Liquidation Loss Interest Shortfalls                                              0.00
                                                                                     -------------

*    Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-T51, T69, T77, T85
                                                      REMITTANCE DATE  12/01/99
                                    Page 6

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------       ------------
CLASS BI CERTIFICATES
---------------------

   (1)  Amount Available less the Class A
        Distribution Amount and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                                      1,535,187.94
                                                                                     -------------

   (3)  Class B-1 Remittance Rate (8.60%
        unless Weighted Average Contract Rate
        is below 8.60%)                                                                      8.60%
                                                                                     -------------

   (3)  Aggregate Class B1 Interest                                                     175,583.33        7.16666653
                                                                                     -------------        ----------

   (4)  Amount applied to Unpaid
        Class B1 Interest Shortfall                                                           0.00              0.00
                                                                                     -------------        ----------

   (5)  Remaining Unpaid Class B1
        Interest Shortfall                                                                    0.00              0.00
                                                                                     -------------        ----------

   (6)  Amount applied to Class B-1
        Interest Deficiency Amount                                                            0.00
                                                                                     -------------

   (7)  Remaining Unpaid Class B-1
        Interest Deficiency Amount                                                            0.00
                                                                                     -------------

   (8)  Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date                                              0.00
                                                                                     -------------

  (8a)  Class B Percentage for such Remittance Date                                           0.00
                                                                                     -------------

   (9)  Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                  0.00        0.00000000
                                                                                     -------------        ----------

 (10a)  Class B1 Principal Shortfall                                                          0.00
                                                                                     -------------

 (10b)  Unpaid Class B1 Principal Shortfall                                                   0.00
                                                                                     -------------

  (11)  Class B Principal Balance                                                    56,000,000.00
                                                                                     -------------

  (12)  Class B1 Principal Balance                                                   24,500,000.00
                                                                                     -------------
 (12a)  Class B1 Pool Factor                                                            1.00000000
                                                                                     -------------

  (13)  Class B-1 Liquidation Loss Interest

        (a) Class B-1 Liquidation Loss Amount                                                 0.00
                                                                                     -------------

        (b) Amount Applied to Class B-1 Liquidation Loss Interest Amount                      0.00
                                                                                     -------------

        (c) Remaining Class B-1 Liquidation Loss Interest Amount                              0.00
                                                                                     -------------

        (d) Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall            0.00
                                                                                     -------------

        (e) Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                    0.00
                                                                                     -------------


                                                                  SERIES 1999-1
                                    CERTIFICATES for MANUFACTURED HOUSING LOANS
                                    MONTHLY REPORT                       Nov-99
                                           CUSIP NO. #393505-T51, T69, T77, T85
                                    Page 7             REMITTANCE DATE 12/01/99

                                                                                         Total $           Per $1,000
                                                                                         Amount             Original
                                                                                     --------------       ------------
CLASS B2 CERTIFICATES
---------------------

  (14)  Remaining Amount Available                                                    1,359,604.61
                                                                                     -------------
  (15)  Class B-2 Remittance Rate (8.60%
        unless Weighted Average Contract
        Rate is less than 8.60%)                                                             8.60%
                                                                                     -------------
  (16)  Aggregate Class B2 Interest                                                     225,750.00        7.16666667
                                                                                     -------------        ----------
  (17)  Amount applied to Unpaid
        Class B2 Interest Shortfall                                                           0.00              0.00
                                                                                     -------------        ----------
  (18)  Remaining Unpaid Class B2
        Interest Shortfall                                                                    0.00              0.00
                                                                                     -------------        ----------
  (19)  Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                                              0.00
                                                                                     -------------
  (20)  Class B2 Principal Liquidation Loss Amount                                            0.00
                                                                                     -------------
  (21)  Class B2 Principal (zero until class B1
        paid down: thereafter, Class B Percentage
        of formula Principal Distribution Amount)                                             0.00        0.00000000
                                                                                     -------------        ----------
  (22)  Guarantee Payment                                                                     0.00
                                                                                     -------------
  (23)  Class B2 Principal Balance                                                   31,500,000.00
                                                                                     -------------
 (23a)  Class B2 Pool Factor                                                            1.00000000
                                                                                     -------------
  (24)  Monthly Servicing Fee (deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green Tree
        Financial Servicing Corporation is not the Servicer;
        deducted from funds remaining after payment of Class A
        Distribution Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class B-2  Distribution
        Amount, if the Company or Green Tree Financial Servicing Corp.
        is the Servicer)                                                                278,592.88
                                                                                     -------------
  (25)  Class B-3I Guarantee Fee                                                        855,261.73
                                                                                     -------------
  (26)  Class B-3I Distribution Amount                                                        0.00
                                                                                     -------------
  (27)  Class B-3I Formula Distribution Amount (all Excess
        Interest plus Unpaid Class B-3I Shortfall)                                            0.00
                                                                                     -------------
  (28)  Class B-3I Distribution Amount (remaining Amount Available)                           0.00
                                                                                     -------------
  (29)  Class B-3I Shortfall (26-27)                                                          0.00
                                                                                     -------------
  (30)  Unpaid Class B-3I Shortfall                                                           0.00
                                                                                     -------------
  (31)  Class M-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                     -------------
  (32)  Class B-1 Interest Deficiency on such Remittance Date                                 0.00
                                                                                     -------------
  (33)  Repossessed Contracts                                                         2,438,397.89
                                                                                     -------------
  (34)  Repossessed Contracts Remaining in Inventory                                  5,422,009.75
                                                                                     -------------
  (35)  Weighted Average Contract Rate                                                     9.11644
                                                                                     -------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.